Exhibit 10.1

Execution Version

AMENDMENT NO. 6 TO CREDIT AGREEMENT

AMENDMENT NO. 6 TO CREDIT AGREEMENT (this “Amendment”), dated as of June 22, 2015, among MGOC, INC. (the “Borrower Representative”), LIN Television Corporation (the “LIN Borrower” and, together with the Borrower Representative, the “Borrowers”), each other Loan Party party hereto, each Lender party hereto, and ROYAL BANK OF CANADA (acting through one or more of its branches or any Affiliate thereof, collectively, “Royal Bank”), as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement referred to below.

PRELIMINARY STATEMENTS:

(1)     The Borrowers, the Lenders party thereto and Royal Bank, as Administrative Agent entered into that certain Credit Agreement, dated as of July 31, 2013 (as amended, restated, supplemented, or otherwise modified from time to time prior to the date of this Amendment, including as amended by Technical Amendment to Credit Agreement, dated as of November 12, 2013, as amended and restated by Amendment No. 1 to Credit Agreement, dated as of April 15, 2014, as amended by Incremental Facility Amendment No. 1 to Credit Agreement, dated as of August 29, 2014, as amended by Amendment No. 2 to Credit Agreement, dated as of October 28, 2014, as amended by Amendment No. 3 to Credit Agreement, dated as of November 7, 2014, as amended by Incremental Facility Amendment No. 2 to Credit Agreement and Incremental Joinder Agreement, dated as of December 19, 2014, as amended by Amendment No. 4 to Credit Agreement, dated as of January 22, 2015 and as amended by Amendment No. 5 to Credit Agreement, dated as of May 8, 2015, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

(2)     The Borrowers have requested that the Existing Credit Agreement be amended so as to, among other things, provide for a refinancing of Term B Loans thereunder with a new tranche of otherwise identical (except as set forth in this Amendment) Term B Loans (the “New Term B Loans”), which New Term B Loans would replace the Term B Loans outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Term B Loans”) and which, except as modified hereby, would have the same terms as the Existing Term B Loans under the Existing Credit Agreement;

(3)     Each Lender holding Existing Term B Loans (collectively, the “Existing Term B Lenders”) that executes and delivers a consent to this Amendment in the form of the “Lender Consent” attached hereto (a “Lender Consent”) (collectively, the “Continuing Term B Lenders”, and otherwise a “Non-Continuing Term B Lender”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to continue (via continuation or repayment and a subsequent purchase, as further described in the Lender Consent) an aggregate principal amount of its Existing Term B Loans into New Term B Loans in a principal amount equal to the amount notified to such Continuing Term B Lender by the Administrative Agent, (iii) upon the Effective Date (as defined herein) to have continued (via continuation or repayment and a subsequent purchase, as further described in the Lender Consent) such amount of its Existing Term B Loans into New Term B Loans in an equal principal amount and (iv) if applicable, upon the Effective Date, to have agreed to purchase Additional Term B Loans (as defined below);

(4)     Each Person that executes and delivers a joinder to the Credit Agreement in the form of the “Joinder” attached hereto (a “Joinder”) (collectively, the “Additional Term B Lenders”) will be deemed (i) to have agreed to the terms of the Credit Agreement and this Amendment and (ii) to have committed to make New Term B Loans to the applicable Borrower(s) on the Effective Date (the “Additional Term B Loans”), in the amount notified to such Additional Term B Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Term B Loans in the applicable Joinder Agreement), and the proceeds of such Additional Term B Loans will be used by the applicable Borrower(s) to repay in full the outstanding principal amount of the Existing Term B Loans that are not continued into New Term B Loans by the Existing Term B Lenders;

(5)     The Continuing Term B Lenders and the Additional Term B Lenders (collectively, the “New Term B Lenders”) are severally willing to continue their Existing Term B Loans as New Term B Loans or to make New Term B Loans, as the case may be, on the terms and subject to the conditions set forth in this Amendment;

(6)     The refinancing of the Existing Term B Loans with the proceeds of, or the continuation of Existing Term B Loans into, the New Term B Loans is a Repricing Transaction and such New Term B Loans will, except as otherwise specified herein, have the same terms as, and will replace or refinance all of, the Existing Term B Loans;

(7)     Each New Term B Lender and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to consent to such amendments of the Existing Credit Agreement; and

NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.         Amendments to the Loan Documents. The Existing Credit Agreement is, effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4 of this Agreement, amended as follows:

(a)          By adding the following new defined terms to Section 1.01 in the appropriate alphabetical order:

“Acquisition Transaction” means (a) a Permitted Acquisition for which a certificate of a Responsible Officer is required to be delivered or (b) an acquisition not permitted by the terms of this Agreement immediately prior to the consummation of such acquisition.

“Amendment No. 6” means Amendment No. 6 to Credit Agreement, dated as of June 22, 2015 among the Loan Parties, the Administrative Agent and the Lenders party thereto.

“Amendment No. 6 Effective Date” means the Effective Date as such term is defined in Amendment No. 6.

(b)          Section 1.01 of the Existing Credit Agreement is hereby amended by deleting clauses (c) and (d) (including the table contained therein) from the definition of Applicable Rate and replacing such clauses with the following new clause (c):

“and (c) in respect of the Term B Facility, 2.00% per annum for Base Rate Loans and 3.00% per annum for Eurodollar Rate Loans.”

(c)          Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new language to the end of the first sentence of the definition of Repricing Transaction:

“, in each case, other than in connection with any Acquisition Transaction.”

(d)          Section 2.05(a)(i) of the Existing Credit Agreement is hereby amended by replacing the last sentence thereof with the following:

“Notwithstanding the foregoing provisions of this Section 2.05(a) or anything in this Agreement or any other Loan Document to the contrary, in the event that, on or prior to the first anniversary of the Amendment No. 6 Effective Date, the Borrower Representative (a) makes any prepayment of Term B Loans in connection with any Repricing Transaction, the Borrower Representative shall pay to the Administrative Agent, for the ratable account of each of the applicable Term B Lenders, a prepayment premium equal to 1% of the amount of the Term B Loans being prepaid or (b) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower Representative shall pay to the Administrative Agent, for the ratable account of each of the non-consenting Term B Lenders to such amendment whose Term B Loans are required to be assigned pursuant to Section 10.13, a prepayment premium equal to 1% of the aggregate amount of the applicable Term B Loans of such non-consenting Term B Lenders outstanding immediately prior to such amendment.”

SECTION 2.          Continuation of Existing Term B Loans and Additional Term B Loans.

(a)          On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, each Continuing Term B Lender agrees that an aggregate principal amount of its Existing Term B Loans equal to the amount notified to such Continuing Term B Lender by the Administrative Agent will be continued as New Term B Loans (the “Continued Term B Loans”) as of the Effective Date in each case for the applicable Borrower(s).

(b)          On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, each Additional Term B Lender agrees to make Additional Term B Loans equal to the amount notified to such Additional Term B Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Term B Loans) on the Effective Date in each case for the applicable Borrower(s) and shall be a “Lender” under the Credit Agreement as of such date.

(c)          On the Effective Date, the applicable Borrower shall apply the proceeds of the Additional Term B Loans (if any) to (i) prepay in full the principal amount of all Existing Term B Loans, other than Continued Term B Loans, (ii) pay all accrued and unpaid interest on the aggregate principal amount of the Existing Term B Loans being so prepaid and (iii) pay to all Non-Continuing Term B Lenders all indemnities, cost reimbursements and other Obligations, if any, then owed to the Non-Continuing Term B Lenders under the Credit Agreement (prior to the effectiveness of this Amendment). Upon the Effective Date, each Existing Term B Lender will be deemed to have waived any prior notice of such prepayment otherwise required pursuant to the Credit Agreement. The commitments of the Additional Term B Lenders and the continuation undertakings of the Continuing Term B Lenders are several and no such New Term B Lender will be responsible for any other New Term B Lender’s failure to make or acquire by continuation New Term B Loans. Notwithstanding anything herein or in the Credit Agreement to the contrary, (x) the aggregate principal amount of the New Term B Loans will not exceed the aggregate principal amount of the Existing Term B Loans outstanding immediately prior to the Effective Date and (y) the Existing Term B Loans will be replaced and refinanced in their entirety by the New Term B Loans. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Existing Credit Agreement.

SECTION 3.          Acknowledgement. On and after the Effective Date: (a) the New Term B Loans shall be deemed to be Term B Loans for all purposes under the Credit Agreement and the other Loan Documents, (b) no Existing Term B Loans shall remain outstanding and (c) except as previously set forth in this Amendment, the New Term B Loans shall otherwise have all of the same terms set forth in the Existing Credit Agreement as the Existing Term B Loans. Notwithstanding any provision hereof or any implication to the contrary, the provisions of the Credit Agreement with respect to indemnification and reimbursement of costs and expenses shall continue in full force and effect with respect to, and for the benefit of, each Existing Term B Lender prior to the Effective Date in respect of such Lender’s Existing Term B Loans under the Credit Agreement prior to the Effective Date.

SECTION 4.         Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions have been satisfied or waived in accordance with the terms therein:

(a)          The Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, the other Loan Parties and the Term B Lenders (including Joinder Agreements, as necessary, in respect of the Existing Term B Loans of any Non-Continuing Term B Lender);

(b)          The Borrowers shall have paid all reasonable fees and expenses (including the reasonable fees and expenses of Paul Hastings LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Existing Credit Agreement to the extent invoiced prior to the date hereof; and

(c)          Prior to and after giving effect to the Amendment, (i) the representations and warranties of the Borrowers and each other Loan Party contained in the Existing Credit Agreement and each other Loan Document (including in Section 6 hereof) shall be true and correct in all material respects on and as of the date hereof; provided, that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (ii) no Default shall exist, or would result on the date hereof before or after giving effect to the effectiveness of this Amendment.

(d)          The Borrowers shall have applied, concurrently with the continuation of the Existing Term B Loans as Continued Term B Loans and the making of the Additional Term B Loans, the proceeds of the Additional Term B Loans, (if any), to (i) prepay in full the principal amount of all Existing Term B Loans, other than Continued Term B Loans, (ii) pay all accrued and unpaid interest on the aggregate principal amount of the Existing Term B Loans being so prepaid and (iii) pay to all Non-Continuing Term Lenders all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Non-Continuing Term Lenders under the Credit Agreement (prior to the effectiveness of this Amendment).

(e)          The Additional Term B Lenders shall have received all documentation and other information reasonably requested by them at least three (3) days prior to the Closing Date that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

SECTION 5.          Consent and Affirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Existing Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Existing Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the validity, perfection and priority of existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue unimpaired with the same priority to secure the obligations of the Loan Parties under the Existing Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents and in the case of any Guarantor, its Guarantee of the Obligations, as and to the extent provided in the Loan Documents, shall continue in full force and effect.

SECTION 6.          Confirmation of Representations and Warranties. (a) Each Loan Party hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(a)          Each Loan Party represents and warrants, on and as of the date hereof, that: (i) it has the requisite power to execute and deliver this Amendment, and all corporate or other action required to be taken by it for the due and proper authorization, execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby has been duly and validly taken; (ii) this Amendment has been duly authorized, executed and delivered by it; and (iii) no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery of this Amendment except for such actions, consents, approvals, registrations or filings, the failure of which to be obtained or made could not reasonably be expected to have a Material Adverse Effect.

(b)          Each Loan Party hereby acknowledges that it has been provided with a copy of each of the Existing Credit Agreement and the other Loan Documents.

(c)          Each Loan Party hereby represents and warrants that, on and as of the date hereof, no event has occurred and is continuing that constitutes a Default.

SECTION 7.          Reference to and Effect on the Credit Agreement.

(a)          On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder” or “hereof’, and in each other Loan Document to “the Credit Agreement”, “thereunder” or “thereof”, or in each case words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)          The Credit Agreement as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall be a “Loan Document” for purposes of the definition thereof in the Existing Credit Agreement.

(c)          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Existing Credit Agreement or any other Loan Document.

SECTION 8.         Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or in “pdf” or similar format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 10.        Headings. Section headings are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION 11.        Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired hereby.

SECTION 12.        Notices; Successors; Waiver of Jury Trial. All communications and notices hereunder shall be given as provided in the Existing Credit Agreement. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

SECTION 13.        No Novation, Etc. This Amendment shall not constitute a novation of any amount owing under the Existing Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the date hereof, shall continue to be owing under the Existing Credit Agreement or such other Loan Documents until paid in accordance therewith.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

MGOC, INC.

By:____/s/ James F. Woodward___________
Name: James F. Woodward
Title: Vice President and Treasurer

LIN TELEVISION CORPORATION

By: ____/s/ James F. Woodward___________
Name: James F. Woodward
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

MEDIA GENERAL, INC.

By: ____/s/ James F. Woodward___________
Name: James F. Woodward
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

BIRMINGHAM BROADCASTING CO., INC.
BIRMINGHAM BROADCASTING (WVTM-TV) LLC
BLOCKDOT, INC.
MGDT, INC.
MEDIA GENERAL COMMUNICATIONS HOLDINGS, LLC
MEDIA GENERAL COMMUNICATIONS, INC.
MEDIA GENERAL OPERATIONS, INC.
NES II, INC.
PROFESSIONAL COMMUNICATIONS SYSTEMS, INC.
VIRGINIA PAPER MANUFACTURING CORP.
MEDIA GENERAL BROADCASTING, LLC
YOUNG BROADCASTING SHARED SERVICES, INC.
LAT, INC.
YBT, INC.
YBK, INC.
YOUNG BROADCASTING OF ALBANY, INC.
YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
YOUNG BROADCASTING OF LANSING, INC.
YOUNG BROADCASTING OF LOUISIANA, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.
YOUNG BROADCASTING OF RICHMOND, INC.
YOUNG BROADCASTING OF SAN FRANCISCO, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF NASHVILLE LLC
YOUNG BROADCASTING, LLC
WHTM ACQUISITION LLC

By: ____/s/ James F. Woodward___________
Name: James F. Woodward
Title: Vice President and Treasurer

[Signature Page to Amendment No. 6]

WATE, G.P.

By: YOUNG BROADCASTING OF KNOXVILLE, INC., its Managing Partner

By:____/s/ James F. Woodward___________
Name: James F. Woodward
Title: Vice President and Treasurer

WKRN, G.P.

By: YOUNG BROADCASTING OF NASHVILLE, LLC, its Managing Partner

By:____/s/ James F. Woodward___________
Name: James F. Woodward
Title: Vice President and Treasurer

KLFY, L.P.

By: YOUNG BROADCASTING OF LOUISIANA, INC., its General Partner

By: ____/s/ James F. Woodward___________
Name: James F. Woodward
Title: Vice President and Treasurer

[Signature Page to Amendment No. 6]

WTNH Broadcasting LLC
TVL Broadcasting LLC
WOOD Television LLC
Primeland LLC
North Texas Broadcasting LLC
KXTX Holdings LLC
KXAN LLC
LIN Digital Media LLC
LIN Digital LLC
LIN Mobile, LLC
Federated Media Publishing LLC

By: ____/s/ James F. Woodward___________
Name: James F. Woodward
Title: Senior Vice President and Chief Financial Officer

Indiana Broadcasting, LLC
WAVY Broadcasting, LLC
WIVB Broadcasting, LLC
WWLP Broadcasting, LLC
WOOD License Co., LLC
LIN of Alabama, LLC
LIN of Colorado, LLC
LIN of New Mexico, LLC
LIN of Wisconsin, LLC
LIN License Company, LLC

By: lin television corporation, its Sole Member

By: ____/s/ James F. Woodward___________
Name: James F. Woodward
Title: Senior Vice President Chief Financial Officer

[Signature Page to Amendment No. 6]

TVL Broadcasting of Rhode Island, LLC LIN Studios, LLC WDTN Broadcasting, LLC

By: TVL BROADCASTING LLC, its Sole Member

By: ____/s/ James F. Woodward___________
Name: James F. Woodward
Title: Senior Vice President Chief Financial Officer

LIN TELEVISION OF TEXAS, L.P.

By: lin television of texas inc.,
its General Partner

By____/s/ James F. Woodward___________
Name: James F. Woodward
Title: Senior Vice President Chief Financial Officer

LIN TELEVISION OF TEXAS, INC.

By: ____/s/ James F. Woodward___________
Name: James F. Woodward
Title: Senior Vice President Chief Financial Officer

[Signature Page to Amendment No. 6]

ROYAL BANK OF CANADA, as Administrative Agent By:____/s/ Yvonne Brazier_______________ Name: Yvonne Brazier Title: Manager, Agency

[Signature Page to Amendment No. 6]

[Executed Lender Consents are on file with the Administrative Agent]

[Signature Page to Amendment No. 6]

LENDER CONSENT TO AMENDMENT NO. 6

LENDER CONSENT (this “Lender Consent”) to Amendment No. 6, to be dated on or about June 22, 2015 (“Amendment”), to that certain Credit Agreement, dated as of July 31, 2013 among the Borrowers, the Lenders party thereto and Royal Bank of Canada, as administrative agent (as amended, restated, supplemented, or otherwise modified from time to time prior to the date of the Amendment, including as amended by Technical Amendment to Credit Agreement, dated as of November 12, 2013, as amended and restated by Amendment No. 1 to Credit Agreement, dated as of April 15, 2014, as amended by Incremental Facility Amendment No. 1 to Credit Agreement, dated as of August 29, 2014, as amended by Amendment No. 2 to Credit Agreement, dated as of October 28, 2014, as amended by Amendment No. 3 to Credit Agreement, dated as of November 7, 2014, as amended by Incremental Facility Amendment No. 2 to Credit Agreement and Incremental Joinder Agreement, dated as of December 19, 2014, as amended by Amendment No. 4 to Credit Agreement, dated as of January 22, 2015 and as amended by Amendment No. 5 to Credit Agreement, dated as of May 8, 2015, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by the Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used by not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable.

[Check one of the first two boxes and fill out the chart below; you may also, at your option, check the third box and then fill out the third column of the chart below accordingly]

☐

The undersigned Term B Lender hereby irrevocably and unconditionally approves of and consents to the Amendment and consents to continue 100% of the outstanding principal amount of the Term B Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into a New Term B Loans in a like principal amount, as set forth in the chart below.

☐

The undersigned Term B Lender hereby irrevocably and unconditionally approves of and consents to the Amendment and (a) elects to have 100% of the outstanding principal amount of the Term B Loans held by such Lender be repaid by the Administrative Agent on the Effective Date and (b) consents to purchase New Term B Loans in a like principal amount from the Administrative Agent, as set forth in the chart below. Such Lender agrees that its signature hereto shall constitute its signature as Assignee to the Assignment and Assumption Agreement attached hereto and that it shall be bound by such Assignment and Assumption Agreements in all respects.

☐

The undersigned Term B Lender hereby requests to purchase Additional Term B Loans up to an aggregate principal amount no greater than $_______________. Such Lender agrees that its signature hereto shall constitute its signature as Assignee to the Assignment and Assumption Agreement attached hereto reflecting such purchase and that it shall be bound by such Assignment Agreement in all respects.

[Please fill out the chart on the next page.]

2

Name of Existing Term B Lender	Outstanding Amount of Existing Term B Loans Continued	Additional Term B Loans
	$_______________	$_______________
	$_______________	$_______________
	$_______________	$_______________
	$_______________	$_______________
	$_______________	$_______________
	$_______________	$_______________

IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be executed and delivered by a duly authorized officer.

[NAME OF INSTITUTION] [1]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

1 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]2 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of the Assignors hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions set forth in Annex I hereto and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, Guarantee Obligations) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.         Assignor[s]: __________________________

[Assignor [is] [is not] a Defaulting Lender]

2.         Assignee: __________________________

[for each Assignee, indicate [Affiliate] [Approved Fund] of [identify Lender]]

3.         Borrowers:     MGOC, Inc, a Virginia corporation and LIN Television Corporation, a Delaware corporation.

4.         Administrative Agent: Royal Bank of Canada, as the administrative agent under the Credit Agreement.

5.         Credit Agreement: Credit Agreement dated as of July 31, 2013 (as amended, restated, supplemented, or otherwise modified from time to time) among the Borrowers, the Lenders from time to time party thereto and Royal Bank of Canada, as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.

2 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

2

6.         Assigned Interest[s]:

Assignor[s][3]	Assignee	Facility Assigned[4]	Aggregate Amount of Commitment/Loans for all Lenders[5]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment / Loans[6]
			$	$	%
			$	$	%
			$	$	%

Effective Date: June [●] , 2015 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR, BUT IN ANY EVENT NOT PRIOR TO JUNE 22, 2015].

3 List each Assignor, as appropriate.

4 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Credit Commitment”, “Term B Commitment”, etc.).

5 Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

6 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]
[See Lender Consent]

[Signature Page to Assignment and Assumption]

ASSIGNEE [NAME OF ASSIGNEE]

By: _________________________________
Title:

[Signature Page to Assignment and Assumption]

ANNEX 1 TO
ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.         Representations and Warranties.

1.1         Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2         Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee, and (vii) it is not a Defaulting Lender or a Disqualified Institution, as such terms are defined in the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.         Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued up to but excluding the Effective Date and to the Assignee for amounts which have accrued from, including and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee.

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3.         General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

FORM OF JOINDER7

JOINDER, dated as of June 22, 2015 (this “Joinder”), by and among [●] (each, a “New Term B Lender” and, collectively, the “New Term B Lenders”), MGOC, INC. (the “Borrower Representative”), LIN Television Corporation (the “LIN Borrower” and, together with the Borrower Representative, the “Borrowers”) and ROYAL BANK OF CANADA (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to (a) Credit Agreement dated as of July 31, 2013 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, including as amended and restated by Amendment No. 1 to Credit Agreement, dated as of April 15, 2014, as amended by Amendment No. 2 to Credit Agreement, dated as of October 28, 2014, as amended by Amendment No. 3 to Credit Agreement, dated as of November 7, 2014, as amended by Incremental Facility Amendment No. 2 to Credit Agreement and Incremental Joinder Agreement, dated as of December 19, 2014, as amended by Amendment No. 4 to Credit Agreement, dated as of January 22, 2015 and as amended by Amendment No. 5 to Credit Agreement, dated as of May 8, 2015, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by the Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Media General Inc. (“Holdings”), the Borrowers, the subsidiaries of Holdings party thereto, Royal Bank of Canada, as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer and the Lenders from time to time party thereto and (b) that certain Amendment No. 6 to Credit Agreement, dated as of the date hereof (the “Amendment”). Capitalized terms used by not defined herein have the meanings assigned to them in the Credit Agreement or the Amendment, as applicable;

WHEREAS, pursuant to the terms of the Amendment, the Borrowers have established New Term B Loans with Continuing Term B Lenders and/or Additional Term B Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Term B Lenders may become Lenders pursuant to one or more Joinders to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Term B Lender hereby agrees to make New Term B Loans to the applicable Borrower(s) in the amount notified to such Additional Term B Lender by the Administrative Agent but not to exceed the amount set forth on its signature page hereto pursuant to and in accordance with the Credit Agreement. The New Term B Loans provided pursuant to this Joinder to the Credit Agreement shall for all purposes be and constitute Term B Loans under, and shall be subject to all of the terms and provisions in, the Credit Agreement and shall further be subject to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the guarantees and security interests created by the Credit Agreement and the Collateral Documents. Each Additional Term B Lender, the Borrowers and the Administrative Agent acknowledge and agree that the New Term B Loans provided pursuant to this Joinder shall constitute Term B Loans for all purposes of the Credit Agreement and the other applicable Loan Documents.

7 To be filled out by Additional Term B Lenders

2

Each Additional Term B Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any other Agent or any other Additional Term B Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Joinder by each Additional Term B Lender, the Administrative Agent and the Borrowers and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term B Lenders shall become Term B Lenders under the Credit Agreement, effective as of the Effective Date (as defined in the Amendment).

For each Additional Term B Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term B Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.

This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Joinder is a “Loan Document.”

This Joinder, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS JOINDER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS JOINDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Joinder which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Joinder or affecting the validity or enforceability of any of the terms or provisions of this Joinder in any other jurisdiction. If any provision of this Joinder is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder as of the date first written above.

[NAME OF ADDITIONAL TERM B LENDER]

By: ______________________________________
Name:
Title:

If a second signature is necessary:

By: ______________________________________
Name:
Title:

Maximum Amount of Additional Term B Loans:

$__________________________

MGOC, INC. By: Name: James F. Woodward Title: Vice President and Treasurer LIN TELEVISION CORPORATION By: Name: James F. Woodward Title: Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 4]

Accepted:

ROYAL BANK OF CANADA,
as Administrative Agent

By: ______________________________________
Name:
Title:

[Signature Page to Amendment No. 4]